SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                               September 22, 2000
                                 Date of Report
                        (Date of Earliest Event Reported)

                         Ameritrans Capital Corporation
             (Exact name of Registrant as specified in its charter)


           Delaware                 333-63951                     52-2102424
(State or other jurisdiction of    (Commission                 (I.R.S. Employee
incorporation or organization)      File No.)                    I.D. Number)


       747 Third Avenue, 4th Floor
           New York, New York                                        10017
(Address of principal executive offices)                           (Zip Code)



                                 (800) 214-1047
              (Registrant's telephone number, including area code)



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ITEM 5. OTHER EVENTS.

     On September 22, 2000 Ameritrans Capital Corporation issued a press release announcing that it has (i) amended its quarterly results to reflect a change in accounting treatment of holding company restructuring costs, (ii) will omit its fourth quarter dividend, and (iii), as disclosed on Form 8-K dated September 6, 2000, has adjusted its merger price with Medallion Financial Corp.

(c)  EXHIBITS.

     99.1 Press Release dated September 22, 2000 announcing (i) the amendment of
quarterly  results,  (ii)  omission  of  fourth  quarter  dividend,   and  (iii)
adjustment in merger price.

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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.

                                        AMERITRANS CAPITAL CORPORATION



                                        By:  /s/ Gary Granoff
                                             ----------------------
                                             Name:  Gary Granoff
                                             Title: President


Dated: September 25, 2000


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